Fiscal 2013 Unaudited First-Quarter Results July 26, 2012 Exhibit 99.2 Agilysys, Inc. (Nasdaq: AGYS)

Forward-looking statements & non-GAAP financial
information
Forward-looking statements & non-GAAP financial
information
Forward-Looking Language
This presentation and other publicly available documents, including the documents incorporated herein and therein by reference, contain, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate,"
"intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on management’s current expectations, intentions or beliefs and are subject to a number of factors, assumptions and uncertainties that could cause actual results to differ materially from those described in the forward-
looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the business include the risk factors set forth in Item 1A of the company’s Annual Report for the fiscal year ended March 31, 2012. Copies are available from the SEC or the Agilysys website. We undertake no obligation to update any such factor or to publicly announce the results of any revisions to any forward-looking statements contained herein whether as a result of new information, future events or otherwise.
Use of Non-GAAP Financial Information
To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this press release, certain non-GAAP financial measures as defined by the SEC rules are used. These non-GAAP financial measures include adjusted operating loss, adjusted net loss and adjusted cash flow from operations. Management believes that such information can enhance investors'
understanding of the company's ongoing operations. See the accompanying tables below for reconciliations of adjusted operating income
(loss) and adjusted net income (loss), and adjusted cash flow from operations, to the comparable GAAP measures.
2 2

Q1 review: consolidated results from continuing
operations
Q1 review: consolidated results from continuing
operations
3
Q1 Year-over-Year Commentary
Statement of Operations ($Mil., except per share)
3
• Consolidated revenue decreased $1.0M
• Products revenue decreased 14%
• Support, Maintenance and Subscription
Services grew 5%
• Professional Services increased 28%
• Gross profit increased 13% and gross margin,
as a percentage of sales, increased 5.1% on
improved revenue mix
• Restructuring charges totaled $1M
• Adjusted operating income increased $3.5M to
$1.0M, reversing prior-period loss of $2.5M
• Adjusted net income grew $3.6M
• Adjusted EPS improved to $0.03, compared
with loss of $0.12 in fiscal 2012
Three Months Ended
June 30
2012 2011%
Revenue:
Products $24.1 $28.0 (13.7%)
Support, maintenance and
subscription services $18.4 $17.5 5.2%
Professional services $9.1 $7.1 27.8%
Total revenue $51.6 $52.6 (1.8%)
Products $18.9 $23.3 (19.1%)
Support, maintenance and
subscription services $6.8 $6.5 5.1%
Professional services $5.6 $4.7 18.7%
Cost of goods sold $31.3 $34.5 (9.4%)
Gross profit $20.4 $18.1 12.7%
39.5% 34.4%
Operating loss ($1.4) ($8.4)
Adjusted operating income (loss) $1.0 ($2.5)
Adjusted net income (loss) $0.7 ($2.9)
Adjusted net income (loss) per share $0.03 $  (0.12)

Q1 review: Hospitality (“HSG”)
Q1 review: Hospitality (“HSG”)
• Total revenue increased 15%
• Products revenue increases 44% on higher
software sales and prior-period adjustment
• Support, maintenance and subscription
services increased 7%
• Professional Services 2%, respectively
• Gross margin expanded 420 basis points due
to shift to higher-margin business and
increased sales of proprietary software
• Operating income increased to $3.2M vs.
loss of $1.0M in 1Q FY12
• Adjusted operating income grew $3.3M to
$4.2M
4
HSG Segment Profit ($Mil.) Q1 Year-over-Year Commentary
4
Three Months Ended
June 30
2012 2011%
Revenue:
Products $6.6 $4.5 44.2%
Support, maintenance and
subscription services $12.4 $11.6 6.5%
Professional services $3.4 $3.4 1.8%
Total revenue $22.4 $19.5 14.5%
Cost of goods sold $7.7 $7.5 5.1%
Gross profit $14.7 $12.0 22.2%
65.6% 61.4%
Operating income (loss) $3.2 ($1.0)
Adjusted operating income $4.2 $0.9

Q1 review: Retail (“RSG”)
Q1 review: Retail (“RSG”)
• Revenue declined 11% due to decline in
Products revenues
• Gross profit margin expanded 110 basis
points as a result of a improved revenue mix
• Operating income was $1.7M, compared with
$1.8M last year
• Adjusting for stock compensation and
restructuring charges, operating income was
$1.9M, versus $2.2M in FY 2012’s first
quarter
5
RSG Segment Profit ($Mil.) Q1 Year-over-Year Commentary
5
Three Months Ended
June 30
2012 2011%
Revenue:
Products $17.6 $23.4 (25.0%)
Support, maintenance and
subscription services $6.0 $5.9 2.6%
Professional services $5.7 $3.8 51.1%
Total revenue $29.3 $33.1 (11.4%)
Cost of goods sold $23.6 $27.0 (12.6%)
Gross profit $5.7 $6.1 (6.2%)
19.5% 18.4%
Operating income $1.7 $1.8
Adjusted operating income $1.9 $2.2

Q1 review: Corporate and Company Adjusted
Operating Expenses
Q1 review: Corporate and Company Adjusted
Operating Expenses
• Relocation of corporate services and staff
ramp-up in Atlanta are essentially complete
• Realized cost savings are on plan
Excluding stock-based compensation:
• Product development expenses decreased
$1.6M, or 20.5%;
• Sales and marketing expenses increased
$0.4M, or 7.3%; and
• General and administrative expenses
decreased $0.9M, or 12.2%.
6
Corporate continuing operations Q1 Year-over-Year Commentary
6
Company adjusted operating expenses
Three Months Ended
June 30
($Mil) 2012 2011
Consolidated operating expenses as reported:
Product development $ 6.3 $ 7.9
Sales and marketing 5.9 5.6
General and administrative 6.8 8.7
Depreciation 0.7 1.0
Total $19.7 $23.2
Stock-based compensation:
Product development $  0.1 $ 0.1
Sales and marketing 0.0 0.1
General and administrative 0.3 1.3
Total $  0.4 $ 1.5
Adjusted operating expense:
Product development $  6.2 $ 7.8
Sales and marketing 5.9 5.5
General and administrative 6.5 7.4
Depreciation 0.7 1.0
Total $19.4 $21.7
Three Months Ended
June 30
2012 2011
Total revenue $0.0 $0.0
Cost of goods sold $0.0 $0.0
Gross profit $0.0 $0.0
Operating loss ($6.3) ($9.2)
Adjusted operating loss ($5.1) ($5.6)

Fiscal 2013 Q1 review: summary cash flow
performance and key balance sheet metrics
Fiscal 2013 Q1 review: summary cash flow
performance and key balance sheet metrics
• Cash and liquid investments on hand decreased to $80.3M from $97.6M
• Fiscal 2013 1Q Uses of Cash Included:
• $6.3M in BEP/SERP payments
• $3.7M in cash expenses related to restructuring activities
• Other cash outlays included annual bonus payments, audit and litigation expenses
• Working capital management resulted in a decrease of approximately $6M in cash during the quarter
• Deferred revenue increased 32% to $25M, from $19M, at the end of the prior fiscal year’s first quarter on higher annual support and maintenance contract awards
7 7

Revenues
(in millions)

225
200
175
$211M
$209M
$208M
FY12
FY13E

Adjusted Operating Income (Loss)
(in millions)

5
4
3
2
1
0
-1
-2
-3
-4
-5
-6
-7
-8
$4.5M
$3.5M
($7.9M)
FY12
FY13E

Adjusted Income (Loss) Per Share

0.20
0.10
0.00
-0.10
-0.20
-0.30
-0.40
$0.21
$0.16
($0.39)
FY12
FY13E

Agilysys

8 8 Fiscal 2013 Outlook Fiscal 2013 Outlook

Agilysys, Inc. (Nasdaq: AGYS) Agilysys, Inc. (Nasdaq: AGYS) Fiscal 2013 Unaudited First-Quarter Results Questions & Answers July 26, 2012

Reconciliation of operating income (loss) to adjusted
net income (loss) (unaudited)
Reconciliation of operating income (loss) to adjusted
net income (loss) (unaudited)
10 10
2012 2011
Operating loss (1,386) $     (8,362) $
Stock-based compensation expense 353            1,481
Amortization of intangibles 880            931
Asset impairments and related charges 208            -
Impact from revision to prior-period financial statements -                1,127
Restructuring and related charges 961            2,346
Adjusted operating income (loss) from continuing operations (a) 1,016         (2,477)
Other expense, net 290            268
Cash income tax expense (b) 36              124
Adjusted net income (loss) (a) 690 $         (2,869) $
Weighted average shares outstanding: basic and diluted 21,836       22,953
Adjusted net income (loss) per share (a) 0.03 $        (0.12) $
(a) Non-GAAP financial measure
(b) Taxes calculated based upon our cash tax rate for the three months ended June 30, 2012 and 2011
(In thousands, except per-share data)
Three Months Ended
June 30,

Reconciliation
of operating cash flows from continuing
operations to adjusted cash flow from continuing operations
(unaudited)
Reconciliation
of operating cash flows from continuing
operations to adjusted cash flow from continuing operations
(unaudited)
11 11
Three Months Ended
(In thousands)
June 30,
2012 2011
Operating activities:
Net cash used in continuing operations
$   (19,807) $    (8,679)
Non-recurring cash items:
Restructuring payments
3,707 344
BEP/SERP payments
6,271 --
Adjusted cash used in continuing operations
$    (9,829) $    (8,335)